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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2002

                             Strayer Education, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


Maryland                              000-21039                  52-1975978
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(State or other                    Commission File             I.R.S. Employer
jurisdiction of                       (Number)               Identification No.)
incorporation or
organization)


1100 Wilson Boulevard Suite 2500 Arlington, VA            22209
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.


On November 15, 2002, Strayer Education, Inc. announced the pricing of a 2.0 million common share secondary offering. The November 15, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.01     Press Release dated November 15, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Strayer Education, Inc.

Date: November 15, 2002                 By: /s/ Steven A. McArthur
                                            ------------------------------
                                            Steven A. McArthur
                                            Senior Vice President and
                                            General Counsel



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                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

99.01               Press Release dated November 15, 2002.